AGBA

#1

Wealth and Health
Group in
Greater Bay Area, China

Review of Comparable Companies

Current Update
As of August 2023

Disclaimer and Confidentiality

About This Presentation

In this presentation, the “Group”, “we”, “us” and “our” mean AGBA Group Holding Limited (the “Group” or “AGBA”) and its subsidiaries. All amounts are in U.S. dollars unless otherwise indicated. The information contained herein does not purport to contain all of the information about the Group or AGBA. AGBA or its respective affiliates or representatives does not make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation.

Forward Looking Statements

This presentation contains forward-looking statements with respect to the Group. These forward-looking statements, by their nature, require the Group to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, including without limitation the successful and timely completion and the commercialization of the products referred to herein. Forward-looking statements are not guarantees of performance. These forward-looking statements, including financial outlooks and strategies or deliverables stated herein, may involve, but are not limited to, comments with respect to the Group’s business or financial objectives, its strategies or future actions, its projections, targets, expectations for financial condition or outlook for operations. Words such as “may”, “will”, “would”, “could”, “expect”, “believe”, “plan”, “anticipate”, “intend”, “estimate”, “continue”, or the negative or comparable terminology, as well as terms usually used in the future and conditional, are intended to identify forward-looking statements. Information contained in forward-looking statements is based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including perceptions of historical trends, current conditions and expected future developments, as well as other considerations that are believed to be appropriate in the circumstances. These assumptions are considered to be reasonable based on currently available information, but the reader is cautioned that these assumptions regarding future events, many of which are beyond its control, may ultimately prove to be incorrect since they are subject to risks and uncertainties that affect the Group and its business.

The forward-looking information set forth herein reflects expectations as of the date hereof and is subject to change thereafter. The Group disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Undue reliance should not be placed on forward-looking statements. The forward-looking statements contained in this presentation are expressly qualified by this cautionary statement. This presentation is not intended to form the basis of any investment decision and there can be no assurance that any transaction will be undertaken or completed in whole or in part. The delivery of this presentation shall not be taken as any form of commitment on the part of the Group or its shareholders to proceed with any transaction, and no offers will subject the Group or its shareholders to any contractual obligations before definitive documentation has been executed.
This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of AGBA, the Group, or any of their respective affiliates.

This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Group’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Group’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Group believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Group’s financial condition and results of operations. The Group believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Group’s financial measures with other similar companies. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non-GAAP financial measures.

Industry and Market Data

In this Presentation, AGBA relies on and refers to certain information and statistics obtained from third-party sources which they believe to be reliable. AGBA has not independently verified the accuracy or completeness of any such third-party information. Some data is also based on the good faith estimates of the Company which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with the Company.

Disclaimer and Confidentiality

About This Presentation
Use of Projections:

This presentation contains certain financial forecasts (or guidance) with respect to the AGBA's projected financial results. AGBA's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. This guidance should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of AGBA, or that actual results will not differ materially from those set forth in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will actually be achieved. You should review this information together with AGBA's historical information, as well as information included in the AGBA's annual report on Form 10-K for the year ended December 31, 2022.

Review of
Comparable Companies

As of August 22, 2023

AGBA Group is a unique business, combining a number of inter-related, synergistic business models.

There are no direct comparable companies publicly traded in the US, Europe or Asia-Pacific region.

There are companies with business models that contain elements similar to what we do.

And of course, companies that operate in similar business environments as us.

While these companies are different from AGBA Group, it is helpful to track their operating and trading performance.

We break these comparable companies down into the following categories:

	EV to Sales		
Category	**May 2023**	**Aug 2023**	**Change**
Insurance Brokerage	5.9x	6.5x	0.5x
Tech-Enabled Wealth Platforms	3.8x	3.6x	(0.2)x
Healthcare Services	4.8x	5.1x	0.3x
Wealth Distribution	2.1x	2.4x	0.3x
China FinTech	3.1x	3.8x	0.6x
China Financial Services	2.6x	2.0x	(0.6)x
Comparable Universe Average	4.0x	4.8x	0.7x
AGBA Group	**0.6x**	**0.4x**	**(0.2)x**

The information provided below and summarized in the table above is based on publicly available information only.

Share prices are as of August 30, 2023.

Financial information for each company (Sales, EBITDA, Cash, Debt) is as of or for the year ended December 31, 2022.

The Enterprise Value to Sales Multiple for AGBA Group is based on latest estimated revenue for 2023.

We believe that the most relevant categories for comparison are Insurance Brokerage and Tech-Enabled Wealth Platforms.

Comparable Company Statistics
As of August 22, 2023

USD in Billions

Company	Ticker	Market Capitalization	Enterprise Value	Enterprise Value to: Sales	EBITDA	Company Description
Insurance Brokerage						
Aon	AON	$67.60	$78.03	6.3x	20.4x	Wealth, health and reinsurance.
Arthur J. Gallagher & Co.	AJG	48.90	54.98	6.6	22.6	Insurance brokerage firm.
Brown & Brown	BRO	20.96	24.43	6.8	21.2	Insurance brokerage firm.
Ryan Specialty Holdings	RYAN	5.44	6.61	3.9	15.8	Specialty insurance provider.
Category Median				**6.5x**	**20.8x**	
Tech-Enabled Wealth Platforms						
SEI Investments	SEIC	$8.33	$7.47	3.8x	14.1x	Investment management solutions.
Allfunds	ALLFG	3.44	2.27	3.4	51.8	B2B WealthTech platform.
Envestnet	ENV	2.94	3.53	2.9	37.5	Investment solutions for financial advisors.
AssetMark	AMK	2.12	1.98	3.2	12.4	Asset management platform for advisors.
Praemium	PPS	0.33	0.33	5.2	22.0	Managed accounts platform.
PensionBee	PBEE	0.17	0.17	9.6	(7.9)	Online pension provider.
Category Median				**3.6x**	**18.1x**	
Healthcare Services						
R1 RCM	RCM	$7.50	$9.17	5.1x	52.4x	Technology-driven provider solutions.
Category Median				**5.1x**	**52.4x**	
Wealth Distribution						
State Street Corporation	STT	$23.60	$40.64	3.4x	NM	Investment management, research and trading.
Raymond James Financial, Inc.	RJF	22.44	25.77	2.4	NM	Fin planning, investment banking and asset mgt.
LPL Financial	LPLA	18.34	20.57	2.4	13.2	Investment solutions for financial advisors.
Morningstar, Inc.	MORN	9.55	9.87	5.3	32.1	Investment research and management services.
Stifel Financial Corp.	SF	6.92	6.92	1.6	NM	Wealth mgt and investment banking company,
Category Median				**2.4x**	**22.6x**	
China Fintech						
Futu	FUTU	$8.38	$8.38	8.1x	NM	Online retail brokerage platform.
OneConnect Financial	OCFT	3.97	4.01	6.4	NM	Financial technology solutions for banks.
Lufax	LU	2.91	2.91	0.3	0.6	Personal financial services platform.
Qifu Technology	QFIN	2.79	2.79	1.2	2.2	Online Credit Tech platform.
FinVolution	FINV	1.46	1.46	0.9	1.8	Online platform for peer-to-peer lending.
UP Fintech	TIGR	0.74	0.74	25.4	NM	Online retail brokerage platform.
Category Median				**3.8x**	**1.8x**	
China Financial Services						
Noah	NOAH	$0.86	$0.86	2.0x	4.9x	Wealth and asset management services provide
Waterdrop	WDH	0.61	0.61	1.6	8.7	Insurance and healthcare technology platform.
Puyi	PUYI	0.49	0.49	2.6	NM	Wealth management services.
Fanhua	FANH	0.37	0.37	0.9	13.8	Online-to-offline financial services provider.
Qudian	QD	0.54	0.54	7.3	NM	Online consumer credit provider.
Category Median				**2.0x**	**8.7x**	
AGBA Group	**AGBA**	**$0.04**	**$0.04**	**0.4x**	**NM**	**Based on 2023 estimated revenue.**

AGBA

#1

Wealth and Health Group in Greater Bay Area, China

Review of Comparable Companies

Previous Updates
As of May 2023

Review of Comparable Companies

As of May 24, 2023

AGBA Group is a unique business, combining a number of inter-related, synergistic business models.

There are no direct comparable companies publicly traded in the US, Europe or Asia-Pacific region.

There are companies with business models that contain elements similar to what we do.

And of course, companies that operate in similar business environments as us.

While these companies are different from AGBA Group, it is helpful to track their operating and trading performance.

We break these comparable companies down into the following categories:

Category	EV to Sales
Insurance Brokerage	5.9x
Tech-Enabled Wealth Platforms	3.8x
Healthcare Services	4.8x
Wealth Distribution	2.1x
China FinTech	3.1x
China Financial Services	2.6x
Hong Kong Capital Markets	40.9x
Overall Comparable Universe	3.8x
AGBA Group	**0.6x**

The information provided below and summarized in the table above is based on publicly available information only.

Share prices are as of May 24, 2023.

Financial information for each company (Sales, EBITDA, Cash, Debt) is as of or for the year ended December 31, 2022.

The Enterprise Value to Sales Multiple for AGBA Group is based on estimated revenue for 2023.

We believe that the most relevant categories for comparison are Insurance Brokerage and Tech-Enabled Wealth Platforms.

Comparable Company Statistics
As of May 24, 2023

USD in Billions

Company	Ticker	Market Capitalization	Enterprise Value	Enterprise Value to: Sales	Enterprise Value to: EBITDA	Company Description
Insurance Brokerage						
Aon	AON	$64.0	$73.1	5.9x	19.2x	Wealth, health and reinsurance.
Arthur J. Gallagher & Co.	AJG	43.6	49.7	6.0	20.4	Insurance brokerage firm.
Brown & Brown	BRO	17.9	21.4	6.0	18.6	Insurance brokerage firm.
Ryan Specialty Holdings	RYAN	4.6	5.8	3.4	13.8	Specialty insurance provider.
Category Median				**5.9x**	**18.9x**	
Tech-Enabled Wealth Platforms						
SEI Investments	SEIC	$7.7	$6.9	3.4x	13.0x	Investment management solutions.
Allfunds	ALLFG	3.9	2.7	4.1	62.3	B2B WealthTech platform.
Envestnet	ENV	2.9	3.5	2.8	36.7	Investment solutions for financial advisors.
AssetMark	AMK	2.1	2.0	3.2	12.4	Asset management platform for advisors.
Praemium	PPS	0.3	0.3	4.9	20.6	Managed accounts platform.
PensionBee	PBEE	0.2	0.2	8.9	(7.3)	Online pension provider.
Category Median				**3.8x**	**16.8x**	
Healthcare Services						
R1 RCM	RCM	$7.0	$8.6	4.8x	49.4x	Technology-driven provider solutions.
Category Median				**4.8x**	**49.4x**	
Wealth Distribution						
State Street Corporation	STT	$23.1	$40.1	3.3x	NM	Investment management, research and trading.
Raymond James Financial, Inc.	RJF	19.2	22.6	2.1	NM	Fin planning, investment banking and asset mgt.
LPL Financial	LPLA	15.2	17.5	2.0	11.2	Investment solutions for financial advisors.
Morningstar, Inc.	MORN	8.4	8.7	4.6	28.2	Investment research and management services.
Stifel Financial Corp.	SF	6.1	6.1	1.4	NM	Wealth mgt and investment banking company,
Category Median				**2.1x**	**19.7x**	
China Fintech						
Futu	FUTU	$5.5	$5.5	5.3x	NM	Online retail brokerage platform.
OneConnect Financial	OCFT	4.7	4.7	7.5	NM	Financial technology solutions for banks.
Lufax	LU	3.2	3.2	0.3	0.7	Personal financial services platform.
360 DigiTech	QFIN	2.3	2.3	1.0	1.8	Online Credit Tech platform.
FinVolution	FINV	1.1	1.1	0.7	1.3	Online platform for peer-to-peer lending.
UP Fintech	TIGR	0.4	0.4	15.1	NM	Online retail brokerage platform.
Category Median				**3.1x**	**1.3x**	
China Financial Services						
Waterdrop	WDH	$1.0	$1.0	2.6x	14.4x	Insurance and healthcare technology platform.
Noah	NOAH	0.9	0.9	2.1	5.2	Wealth and asset management services provider.
Puyi	PUYI	0.5	0.5	2.7	NM	Wealth management services.
Fanhua	FANH	0.4	0.4	1.1	15.9	Online-to-offline financial services provider.
Qudian	QD	0.3	0.3	4.2	NM	Online consumer credit provider.
Category Median				**2.6x**	**14.4x**	
Hong Kong Capital Markets						
AMTD Digital	HKD	$1.2	$1.2	48.9x	108.8x	Digital financial platform.
Top Financial	TOP	0.3	0.3	40.9	91.7	Online brokerage.
Magic Empire	MEGL	0.0	0.0	27.3	NM	Corporate finance and advisory.
Category Median				**40.9x**	**100.3x**	
Overall Median				**3.8x**	**15.9x**	
AGBA Group	**AGBA**	**$0.1**	**$0.1**	**0.6x**	**NM**	**Based on 2023 estimated revenue.**

THANK YOU

For further information, please visit www.agba.com/ir

Investor Relation Enquires:

ir@agba.com +852 5529 4500